EXHIBIT 10.17

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of August 4, 2022, is executed by THE HEALING COMPANY INC., a Nevada corporation (“Pledgor”), in favor of WESTMOUNT GROUP LLC, a Delaware limited liability company, as administrative and collateral agent for itself, as a Lender and for the other Lenders (in such capacities, together with its successors and assigns, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Pledgor owns one hundred percent (100%) of all equity membership interests of HLCO BORROWER, LLC, a Delaware limited liability company (“Company”), as more particularly described on Schedule I attached hereto;

WHEREAS, Company, Administrative Agent and each of the other financial institutions party to the Credit Agreement (as defined below) as lenders (individually each a “Lender” and collectively the “Lenders”), have entered into that certain Credit Agreement, dated as of the date hereof, pursuant to which such Lenders will make certain Term Loans to Company (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time the “Credit Agreement”);

WHEREAS, the Company pledged all its assets (other than Excluded Assets (as defined in the Security Agreement)) to Administrative Agent as collateral as required under the Credit Agreement;

WHEREAS, Pledgor hereby acknowledges that it will directly and indirectly benefit from the making of such Term Loans to Company;

NOW, THEREFORE, in consideration of the agreements made by Administrative Agent and Lenders for the benefit of Company in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. When used herein, capitalized terms which are not otherwise defined have the meanings assigned thereto in the Credit Agreement.

2. Pledge. As security for the payment and performance of all of the Obligations under the Credit Agreement or any other Credit Documents (the “Pledgor Obligations”), Pledgor hereby pledges and grants to Administrative Agent, for the benefit of itself and the Lenders, a continuing first priority security interest in, all of the following, whether now existing or hereafter owned, existing or arising (the “Subject Collateral”):

(a) All equity interests in Company held by Pledgor, including, without limitation, the equity membership interests described on Schedule I hereto and any investment property and general intangibles evidenced by or relating to such equity membership interests (collectively, the “Subject Securities”), and all other property hereafter delivered to Administrative Agent in substitution for or in addition to any of the foregoing;

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(b) all documents, certificates and/or instruments representing any of the foregoing and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, except for any distributions with respect to the Subject Securities that would be permitted under the Credit Documents; and

(c) all products and proceeds of all of the foregoing.

Pledgor agrees to cause Company (x) not to elect to treat its equity interests as securities as contemplated by the definition of “security” in Sections 8-102(15) and 8-103 of Article 8 of the Uniform Commercial Code and (y) not to certificate its equity interests, provided, that if, notwithstanding the provisions of this Agreement, such equity interests are evidenced by a certificate, Pledgor agrees to promptly deliver to Administrative Agent, for the benefit of itself and Lenders, any and all certificates evidencing the Subject Securities; and prior to the delivery thereof to Administrative Agent, such Subject Securities shall be held by Pledgor separate and apart from its other property and in express trust for Administrative Agent. Pledgor hereby agrees to promptly deliver to Administrative Agent, for the benefit of itself and the Lenders, any other Subject Collateral which may at any time or from time to time come into the possession or control of such Pledgor; provided, that prior to the delivery thereof to Administrative Agent, such Subject Collateral shall be held by Pledgor separate and apart from its other property and in express trust for Administrative Agent.

To the extent the Subject Collateral is deemed to be a security, Pledgor further agrees to obtain a securities account control agreement with any securities intermediary or other custodian of the Subject Collateral indicating that (i) all rights of Pledgor in the Subject Collateral are subject to security interest created hereunder, (ii) such securities intermediary or other custodian is authorized and instructed to comply with any instruction of Administrative Agent with respect to disposition or transfer of the Subject Collateral, including any instruction to cease accepting instructions from Pledgor, and (iii) in the event of a conflict between instructions given by Administrative Agent and instructions given by Pledgor, Administrative Agent’s instructions shall control. It is Pledgor’s intent that, to the extent that such securities are credited to a securities account, Administrative Agent is granted “control” within the meaning of Sections 9-104 and 9- 106 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”) with respect to the Subject Collateral and any securities account to which the Subject Collateral is credited, and Pledgor hereby agrees to obtain a securities account control agreement with an intermediary to grant such “control”. Pledgor hereby agrees that it will not grant “control” (within the meaning of such sections of the UCC) to any Person other than Administrative Agent with respect to the Subject Collateral or any securities account to which the Subject Collateral is credited.

3. Warranties; Further Assurances. Pledgor warrants to Administrative Agent that: (a) Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Subject Collateral owned by it free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; and (b) the pledge and delivery of the Subject Collateral owned by it pursuant to this Agreement will create a valid first priority, perfected security interest in the Subject Collateral in favor of Administrative Agent and its assigns.

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So long as any of the Obligations shall be outstanding, Pledgor (i) shall not, without the express prior written consent of Administrative Agent, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase any Subject Securities pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Subject Collateral; (ii) hereby consents to the filing of such Uniform Commercial Code financing statements and other documents (and to pay the costs of filing and recording or re-filing and re- recording the same in all public offices reasonably deemed necessary or appropriate by Administrative Agent) and do such other acts and things, all as Administrative Agent may from time to time reasonably request, to establish and maintain a valid, first priority perfected security interest in the Subject Collateral (free of all other liens, claims and rights of third parties, other than Permitted Liens) to secure the performance and payment of the Pledgor Obligations; (iii) will execute and deliver to Administrative Agent such allonges, endorsements and similar documents relating to the Subject Collateral, reasonably satisfactory in form and substance to Administrative Agent, as Administrative Agent may reasonably request; and (iv) will furnish Administrative Agent such information concerning the Subject Collateral as Administrative Agent may from time to time reasonably request, and will permit Administrative Agent or any designee of Administrative Agent, from time to time to inspect, audit and make copies of and extracts from all records and all other papers in the possession of Pledgor which pertain to the Subject Collateral on the same terms as apply to inspections and audits of the Company under Section 5.5 of the Credit Agreement.

4. Holding in Name of Administrative Agent, etc. Administrative Agent may from time to time during the continuance of an Event of Default, without notice to Pledgor, take all or any of the following actions: (a) transfer all or any part of the Subject Collateral into the name of Administrative Agent or any nominee or sub-agent for Administrative Agent, with or without disclosing that such Subject Collateral is subject to the lien, pledge and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Subject Collateral, (c) notify the parties obligated on any of the Subject Collateral to make payment directly to Administrative Agent of any amounts due or to become due thereunder,(d) endorse any checks, drafts or other writings in the name of Pledgor to allow collection of the Subject Collateral, (e) enforce collection of any of the Subject Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Subject Collateral.

5. Voting Rights, Dividends, etc. Notwithstanding any other provisions contained in this Agreement, so long as the Obligations shall be outstanding, and so long as Administrative Agent has not given the notice referred to in clause (c) below:

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(a) Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and purchase or subscription rights (provided that any exercise by Pledgor of such purchase or subscription rights may be made only from funds of Pledgor not comprising the Subject Collateral) relating or pertaining to the Subject Collateral or any part thereof for any purpose; provided, further, that Pledgor agrees that it will not exercise any such rights or powers in any manner which would have a Material Adverse Effect on the value of the Subject Collateral or any part thereof or any other material adverse effect in relation to the Subject Collateral or the Pledgor Obligations;

(b) Pledgor shall be entitled to receive and retain any and all dividends, interest or other cash distributions payable on or in respect of the Subject Collateral which are paid in cash if such dividends, interest or other distributions are permitted by the Credit Documents, but all dividends, interest and distributions in respect of the Subject Collateral or any part thereof made in Subject Securities, whether resulting from a subdivision, combination or reclassification of Subject Collateral or any part thereof or received in exchange for Subject Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Person who issues a Subject Security may be a party or otherwise or as a result of any exercise of any purchase or subscription rights, shall be and become part of the Subject Collateral hereunder and, if certificated and received by Pledgor, shall be forthwith delivered to Administrative Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement; and

(c) During the continuance of an Event of Default, following notice delivered to Pledgor from Administrative Agent, all rights and powers which Pledgor is entitled to exercise pursuant to this Section 5, and all rights of Pledgor to receive and retain dividends pursuant to clause (b) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in Administrative Agent which shall have, during the continuance of such Event of Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends, interest or other distributions. Any and all money and other property paid over to or received by Administrative Agent pursuant to this clause (c) shall be retained by Administrative Agent as additional Subject Collateral hereunder and applied in accordance with the provisions hereof.

6. Remedies. During the continuance of an Event of Default, Administrative Agent may exercise from time to time any rights and remedies available to it under the UCC as in effect in the State of New York or otherwise available to it under the Credit Documents or other applicable law. Without limiting the foregoing, whenever an Event of Default shall exist, Administrative Agent, to the extent necessary to satisfy the Pledgor Obligations, (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Subject Collateral, free of all rights and claims of Pledgor therein and thereto, at any public or private sale and (ii) bid for and purchase any or all of the Subject Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments and other instruments of conveyance or transfer with respect to all or any of the Subject Collateral. Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by Administrative Agent of any of its rights and remedies during the continuance of an Event of Default. Any notification of intended disposition of any of the Subject Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any of the Subject Collateral may be applied by Administrative Agent to the payment of reasonable and documented expenses in connection with the Subject Collateral, including, without limitation, reasonable and documented external attorneys’ fees and legal expenses, and any balance of such proceeds may be applied by Administrative Agent toward the payment of the Pledgor Obligations, and in such order of application, as Administrative Agent may from time to time elect (and, after payment in full of all Pledgor Obligations, any excess shall be delivered to Pledgor or as a court of competent jurisdiction shall direct).

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Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Subject Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of the Subject Collateral) or (b) obtain any required approval of the sale or of the purchase by any Governmental Authority, and Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that Administrative Agent shall not be liable or accountable to Pledgor for any discount allowed by reason of the fact that such Subject Collateral is sold in compliance with any such limitation or restriction. Pledgor waives any right it may now or hereafter have to require Administrative Agent to marshal any of the collateral from time to time securing the Pledgor Obligations.

7. Waiver of Transfer Restrictions. Pledgor and the Company hereby consent to the terms and conditions contained in this Agreement, to the transactions contemplated thereby and to all future amendments thereto, notwithstanding any limitations or restrictions on such transactions set forth in the governing documents of Company or otherwise with respect to the transfer of any of the Subject Collateral. Without limiting the foregoing, Pledgor and the Company agree that any rights of first refusal, options to purchase or other conditions or restrictions affecting the transfer of any of the Subject Collateral shall not be triggered by, or otherwise in any respect be applicable to, the execution and delivery of this Agreement or the exercise of Administrative Agent’s rights and remedies under this Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, and upon Administrative Agent’s exercise of its rights and remedies under this Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), Administrative Agent, a purchaser at a foreclosure sale of the Subject Collateral or any such party’s designee shall be immediately and automatically admitted as an owner of the Company with all ownership rights accruing to it (including, without limitation, all rights to distributions and voting) without the need to obtain the consent of any owner or the Company or to provide or comply with a right of first refusal or option to purchase with respect to any of the Subject Collateral in favor of any owner, the Company or any other Person, notwithstanding anything in the governing documents of Company, any agreement to which the Pledgor is now or hereafter a party with respect to any of the Subject Collateral or otherwise to the contrary or in conflict thereof.

8. Representations and Warranties of Pledgor.

To induce Administrative Agent to enter into the Credit Documents and extend credit to Company, Pledgor represents and warrants to Administrative Agent as follows:

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(a) Benefit. Pledgor is the sole equity holder of Company, and has received, or will receive, direct or indirect benefit from the making of this Agreement with respect to the Pledgor Obligations.

(b) Familiarity and Reliance. Pledgor is familiar with, and has independently reviewed the books and records regarding, the financial condition of the Company and is familiar with the value of any and all Subject Collateral intended to be created as security for the payment of the Pledgor Obligations; provided, however, that Pledgor is not relying on such financial condition or the collateral as an inducement to enter into this Agreement.

(c) No Representation By Administrative Agent. Neither Administrative Agent nor any other party has made any representation, warranty or statement to Pledgor in order to induce Pledgor to execute this Agreement.

(d) Pledgor's Financial Condition. As of the date hereof, and after giving effect to this Agreement, Pledgor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

(e) Due Execution and Authorization.

(1) Pledgor is a corporation, duly organized, validly existing and in good standing under the laws of its state of organization.

(2) The execution, delivery and performance by Pledgor of the Credit Documents to which it is a party, and the consummation by Pledgor of the transactions contemplated thereby, (i) have been duly authorized by all requisite action of Pledgor and have been duly executed and delivered by Pledgor; (ii) do not violate any provisions of (A) any applicable law except where such violation would not reasonably be expected to have a Material Adverse Effect, (B) any order of any Governmental Authority binding on Pledgor or any of its properties except where such violation would not reasonably be expected to have a Material Adverse Effect, or (C) the bylaws (or any other equivalent governing agreement or document) of Pledgor, or any agreement between Pledgor and its equity owners or among any such equity owners; (iii) are not in conflict with, and do not result in a breach or default of or constitute an event of default, or an event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, any indenture, agreement or other instrument to which Pledgor is a party, or by which the properties or assets of Pledgor are bound except where such conflict or breach would not reasonably be expected to have a Material Adverse Effect; (iv) except as set forth herein or therein, will not result in the creation or imposition of any Lien of any nature upon any of the properties or assets of Pledgor, and (v) except for filings in connection with the perfection of Administrative Agent’s Liens, do not require the consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person that has not been obtained.

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(3) This Agreement is a legal and binding obligation of Pledgor and is enforceable in accordance with its terms, except as limited by any Debtor Relief Law relating to the enforcement of creditors’ rights.

(4) Pledgor has all requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Credit Documents, and is duly qualified to do business in all of the jurisdictions in which the failure to so qualify would reasonably be expected to cause a Material Adverse Effect. Pledgor has all requisite power and authority to execute, deliver and perform the Credit Documents to which it is a party and to consummate the transactions contemplated under the Credit Documents to which it is a party.

(5) Pledgor is not an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, nor controlled by such an “investment company.”

(f) Other Agreements. As of the Closing Date, Pledgor is not (a) a party to any judgment, order or decree or any agreement, document or instrument, or subject to any restriction, which would have a Material Adverse Effect on its ability to execute and deliver, or perform under, any Credit Document or to pay the Pledgor Obligations, (b) in default in the performance, observance or fulfillment of any obligation, covenant or condition contained in any agreement, document or instrument to which it is a party or to which any of its properties or assets are subject, except where such default would not reasonably be expected to have a Material Adverse Effect nor is there any event, fact, condition or circumstance which, with notice or passage of time or both, would constitute or result in a conflict, breach, default or event of default under, any of the foregoing except where such conflict, breach, default or event of default would not reasonably be expected to have a Material Adverse Effect, or (c) a party or subject to any agreement, document or instrument with respect to, or obligation to pay any, service or management fee with respect to, the ownership, operation, leasing or performance of any of its business.

(g) Litigation. As of the Closing Date, there are no Adverse Proceedings pending against Pledgor except for Adverse Proceedings that would not reasonably be expected to have a Material Adverse Effect. Pledgor is not (a) in violation of any Requirements of Law except for violations that would not reasonably be expected to have a Material Adverse Effect, or (b) subject to or in default with respect to any judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other Governmental Authority except for a default that would not reasonably be expected to have a Material Adverse Effect.

(h) Financial Statements and Reports. All written financial statements and written financial information relating to Pledgor that have been or may hereafter be delivered to Administrative Agent by Pledgor (a) are consistent with the books of account and records of Pledgor, (b) have been prepared in accordance with GAAP, on a consistent basis throughout the indicated periods, except that the unaudited financial statements contain no footnotes or year-end adjustments, and (c) present fairly in all material respects the financial condition, assets and liabilities and results of operations of Pledgor at the dates and for the relevant periods indicated in accordance with GAAP on a basis consistently applied. Pledgor does not have any material obligations or liabilities of any kind required to be disclosed therein that are not disclosed in such financial statements.

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(i) Compliance with Law. Pledgor (a) is in material compliance with all applicable laws except where such noncompliance would not reasonably be expected to have a Material Adverse Effect, and (b) is not in violation of any order of any Governmental Authority or other board or tribunal except where such violation would not reasonably be expected to have a Material Adverse Effect. Pledgor has not received any notice that Pledgor is not in material compliance in any respect with any of the requirements of any of the foregoing. No ERISA Event has occurred or is reasonably expected to occur which would reasonably be expected to result in a Material Adverse Effect.

(j) Licenses and Permits; Labor. Pledgor is in material compliance with and has all permits necessary or required by applicable law or any Governmental Authority for the operation of its business as presently conducted and as proposed to be conducted, except where the failure to have such permits would not reasonably be expected to have a Material Adverse Effect. All permits necessary or required by applicable law or Governmental Authority for the operation of Pledgor’s businesses are in full force and effect and not in known conflict with the rights of others, except where the failure to have such permits or such conflict would not reasonably be expected to have a Material Adverse Effect. Pledgor has not been involved in any labor dispute, strike, walkout or union organization.

(k) Anti-Terrorism; OFAC.

(1) To the extent applicable, Pledgor is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001) (the “Act”). No part of the proceeds of the Term Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended to the date hereof and from time to time hereafter, and any successor statute.

(2) Pledgor conducts its operations in compliance in all material respects with International Trade Laws. Neither the Pledgor, nor to the Pledgor’s knowledge, any of its officers, directors, employees or agents have, within the past five years, engaged in any activity or transaction prohibited by applicable export, import, anti-money laundering, anti-bribery, anticorruption or non-U.S. sanctions and trade embargo laws and regulations in connection with Pledgor’s operations. Neither the Pledgor nor any of its officers, directors, employees or agents has, within the past five years, engaged in any activity or transaction prohibited by economic sanctions laws and trade embargoes administered by the U.S. Department of State or OFAC.

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9. Attorney in Fact. Pledgor hereby irrevocably appoints Administrative Agent as its limited attorney-in-fact in accordance with the powers granted in connection with this Agreement (without requiring Administrative Agent to act as such), with full power of substitution, which appointment as limited attorney-in-fact is irrevocable during the term of this Agreement, to take any action Administrative Agent deems necessary during the continuance of an Event of Default to perfect, protect and realize upon its Lien and first priority security interest in the Subject Collateral, including the execution and delivery of any and all documents or instruments related to the Subject Collateral in Pledgor’s name, or otherwise to effect fully the purpose, terms and conditions of this Agreement and the other Credit Documents, and said appointment shall create in Administrative Agent a power coupled with an interest.

10. General.

(a) Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Subject Collateral if it takes such action for that purpose as Pledgor shall request in writing, but failure of Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Administrative Agent to preserve or protect any rights with respect to the Subject Collateral against prior parties, or to do any act with respect to preservation of the Subject Collateral not so requested by Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Subject Collateral.

(b) No delay on the part of Administrative Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by Administrative Agent and Pledgor, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c) All obligations of Pledgor and all rights, powers and remedies of Administrative Agent expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Pledgor Obligations or any security therefor.

(d) Upon notice to Pledgor, Administrative Agent may assign, without Pledgor’s consent, its interests in this Agreement and the other Credit Documents to any other Person, including, without limitation, any of Administrative Agent’s Affiliates.

(e) This Agreement shall be binding upon Pledgor and Administrative Agent and their respective successors and assigns, and shall inure to the benefit of Pledgor and Administrative Agent and the successors and assigns of Administrative Agent.

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11. Governing Law; Jurisdiction; Service of Process; Venue.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION.

(b) BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN CLAUSE (B) OF THIS SECTION 11. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

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12. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, PLEDGOR AND ADMINISTRATIVE AGENT EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. PLEDGOR AND ADMINISTRATIVE AGENT EACH FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, PLEDGOR AND ADMINISTRATIVE AGENT EACH HEREBY CERTIFIES THAT NO REPRESENTATIVE OR ADMINISTRATIVE AGENT OF LENDER, INCLUDING ADMINISTRATIVE AGENT’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ADMINISTRATIVE AGENT WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. PLEDGOR AND ADMINISTRATIVE AGENT EACH ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO ADMINISTRATIVE AGENT AND LENDERS’ ACCEPTANCE OF THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AS APPLICABLE.

13. Credit Agreement. Pledgor hereby agrees to be bound by any covenants stated to be binding upon it in the Credit Agreement and such covenants are hereby incorporated by reference as if fully set forth herein.

14. Modification. This Agreement shall not be modified, supplemented, or terminated, nor any provision hereof waived, except by a written instrument signed by the party against whom enforcement thereof is sought, and then only to the extent expressly set forth in such writing.

15. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Agreement (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed Agreement even though all signatures do not appear on the same document. Receipt of an executed signature page to this Agreement by facsimile, portable document format (.pdf) attachment to an email or other electronic transmission shall constitute effective delivery thereof.

16. Recitals. The recital and introductory paragraphs hereof are a part hereof, and form a basis for this Agreement and shall be considered prima facie evidence of the facts and documents referred to therein.

17. Termination or Release. This Agreement and the security interests granted hereby shall terminate as set forth in Section 9.7 of the Credit Agreement.

[Remainder of Page Intentionally Blank; Signatures on following page]

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

Address for notices:		PLEDGOR:

The Healing Company, Inc.		THE HEALING COMPANY INC.,
11th Floor, Ten Grand Street		a Nevada corporation
Brooklyn, NY 11249 Attn: Simon Belsham Email: simon@healingcompany.com	By:
Telephone: 551.775.8612	Name:	Simon Belsham
	Title:	Chief Executive Officer

With a copy to:

Chapman and Cutler LLP Attn: Aaron J. Efta 320 South Canal Street Chicago, IL 60606 Email: ajefta@chapman.com Telephone: 312.845.3796

[Signature Page to Pledge Agreement]

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Address for Notices:		ADMINISTRATIVE AGENT:

Westmount Group LLC		WESTMOUNT GROUP LLC
900 Third Avenue, #1403 New York, NY 10022 Attention: Portfolio Manager – Healing	By:
Email: Healing@i80group.com	Name:	Marc Helwani
	Title:	Managing Member

With a copy to:

Holland & Knight LLP One Arts Plaza 1722 Routh Street, Suite 1500 Dallas, Texas 75201 Telephone No. (214) 964-9490 Facsimile: (214) 964-9501 Attn: Joe Steinberg

[Signature Page to Pledge Agreement]

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ACKNOWLEDGMENT

The undersigned hereby acknowledges receipt of a copy of the foregoing Agreement, agrees to the terms of, and agrees to be bound by, the Agreement and to promptly note on its books and records the security interests granted under such Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Agreement in connection with the registration of any of the Subject Collateral in the name of Administrative Agent or its nominee or the exercise of voting rights by Administrative Agent, and, after written notice from Administrative Agent that an Event of Default has occurred, each agrees, that in acting upon the instructions of Administrative Agent, it will not require the further consent of, or seek further instruction from, Pledgor at any time. The undersigned will not permit Pledgor or any other person to opt into Article 8 of the applicable Uniform Commercial Code with respect to its Subject Securities without the express, prior written consent of Administrative Agent.

Acknowledged and Agreed:

HLCO BORROWER, LLC, a
Delaware limited liability company

By:
Name:	Simon Belsham
Title:	Authorized Officer

[Signature Page to Pledge Agreement]

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